[Logo}

                                LIBERTY NEWPORT
                               GLOBAL EQUITY FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2001

                SEE WHAT THE TOP OF YOUR DESK REALLY LOOKS LIKE.
                         INTRODUCING LIBERTY eDELIVERY.

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------
[Photo of Keith T. Banks]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed on November 1, 2001.

In light of this development, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Charles Roberts and Erik Gustafson, and follow the same investment principles that attracted you to the fund in the first place.

Market performance in the past year, and in the past month in particular, underscores the importance of staying focused on long-term investment goals. I have asked Frazier Evans, Liberty's senior economist, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Frazier provides monthly updates on the economy and the markets, which can be found at libertyfunds.com.

In this report, your portfolio managers share their insight and outlook for the fund. I would encourage you to read their report, as well as Frazier's views.

Sincerely,

[Graphic Omitted]
Keith T. Banks
President

-------------------------------------------------------------------------------
 MEET THE NEW PRESIDENT
 Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance.
 A chartered financial analyst, Mr. Banks earned his BA from Rutgers
 University and his MBA from Columbia Business School.
-------------------------------------------------------------------------------

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 NET ASSET VALUE PER SHARE 10/31/01 ($)
        Class A                                                    10.36
        Class B                                                    10.19
        Class C                                                    10.20

 DISTRIBUTIONS DECLARED PER SHARE 11/01/00 - 10/31/01 ($)
        Class A                                                     2.14
        Class B                                                     2.14
        Class C                                                     2.14
-------------------------------------------------------------------------------

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

-------------------------------------------------------------------------------
SPECIAL ECONOMIC COMMENTARY
-------------------------------------------------------------------------------

[Photo of C. Frazier Evans]

C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

A NATION WONDERS - HOW LONG A RECESSION?

Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.

-------------------------------------------------------------------------------
   "Although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."
-------------------------------------------------------------------------------

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTED POSSIBILITY OF A SHORT RECESSION

Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

ARE WE AT A LOW POINT IN THE MARKET CYCLE?

Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

-------------------------------------------------------------------------------
   "All things considered, the scenario may be a recession that began in
   March and extends through the first quarter of next year."
-------------------------------------------------------------------------------

WHY DO P/E RATIOS STILL SEEM HIGH?

Some investors are concerned that although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.

LOOKING FORWARD

In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


-------------------------------------------------------------------------------
For C. Frazier Evans' monthly market commentary visit libertyfunds.com
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Value of a $10,000 investment
10/31/91 - 10/31/01 ($)

 PERFORMANCE OF A $10,000 INVESTMENT
 10/31/91 - 10/31/01 ($)

                                                              without   with
                                                               sales    sales
                                                              charge   charge
--------------------------------------------------------------------------------
Class A                                                        20,047   18,894
--------------------------------------------------------------------------------
Class B                                                        19,053   19,053
--------------------------------------------------------------------------------
Class C                                                        19,068   19,068


   Class A shares     Class A shares
     with sales       without sales       MSCI World          S&P Utilities
      charge            charge              Index                 Index
     $10,000           $ 9,425             $10,000              $10,000
      10,048             9,470               9,561                9,908
      10,508             9,904              10,254               10,635
      10,356             9,760              10,061               10,063
      10,315             9,722               9,884                9,782
      10,203             9,616               9,416                9,642
      10,367             9,771               9,544               10,269
      10,636            10,024               9,921               10,254
      10,688            10,073               9,586               10,393
      11,137            10,496               9,607               11,221
      11,199            10,555               9,837               11,131
      11,199            10,555               9,744               11,211
      11,083            10,445               9,477               11,111
      11,242            10,596               9,644               11,090
      11,596            10,930               9,719               11,494
      11,855            11,173               9,748               11,672
      12,310            11,602               9,976               12,508
      12,604            11,880              10,552               12,734
      12,516            11,797              11,038               12,473
      12,517            11,798              11,290               12,460
      12,893            12,152              11,193               13,036
      13,026            12,277              11,420               13,337
      13,572            12,791              11,941               13,983
      13,616            12,833              11,717               13,948
      13,660            12,874              12,037               13,923
      13,153            12,397              11,353               13,221
      13,341            12,574              11,906               13,152
      13,644            12,860              12,689               13,238
      13,280            12,516              12,521               12,490
      12,774            12,039              11,979               12,066
      12,813            12,077              12,347               12,369
      12,561            11,839              12,375               12,034
      12,423            11,709              12,338               12,064
      12,720            11,988              12,570               12,469
      12,806            12,070              12,946               12,432
      12,539            11,818              12,603               12,123
      12,649            11,922              12,958               12,217
      12,426            11,712              12,393               12,042
      12,430            11,715              12,510               12,110
      12,701            11,971              12,318               13,053
      12,801            12,065              12,494               13,028
      12,830            12,092              13,094               12,946
      13,091            12,338              13,547               13,430
      13,539            12,760              13,660               13,848
      13,567            12,787              13,653               13,908
      13,770            12,978              14,333               14,265
      13,712            12,923              14,010               14,556
      14,016            13,210              14,415               15,469
      13,957            13,155              14,184               15,797
      14,227            13,409              14,674               15,969
      14,675            13,831              15,099               17,092
      14,893            14,037              15,370               17,315
      14,819            13,967              15,460               16,637
      14,681            13,837              15,714               16,277
      14,941            14,082              16,080               16,471
      15,147            14,276              16,091               16,435
      15,187            14,313              16,170               17,099
      14,691            13,847              15,596               15,992
      15,063            14,197              15,772               16,365
      15,227            14,352              16,386               16,522
      15,631            14,732              16,497               17,343
      16,439            15,494              17,418               17,732
      16,536            15,585              17,136               17,624
      17,095            16,112              17,340               17,710
      17,088            16,105              17,536               17,561
      16,946            15,972              17,185               17,029
      17,292            16,298              17,743               16,743
      18,022            16,985              18,835               17,490
      18,568            17,500              19,771               18,030
      19,076            17,980              20,678               18,423
      18,014            16,978              19,291               18,116
      19,044            17,949              20,336               18,896
      18,351            17,296              19,262               19,061
      19,359            18,245              19,599               20,435
      20,251            19,087              19,835               21,970
      20,022            18,871              20,384               21,067
      21,039            19,830              21,760               21,813
      22,447            21,156              22,676               23,204
      22,386            21,099              22,894               22,738
      22,021            20,755              22,603               22,649
      22,437            21,147              23,136               23,485
      22,823            21,511              23,095               22,292
      19,735            18,601              20,012               22,682
      20,775            19,581              20,362               24,574
      21,671            20,425              22,198               24,141
      22,247            20,968              23,515               24,484
      23,785            22,417              24,660               25,216
      24,650            23,233              25,198               24,051
      23,561            22,206              24,525               23,192
      23,424            22,077              25,543               22,856
      24,408            23,005              26,546               24,851
      24,999            23,561              25,572               26,382
      25,436            23,974              26,761               25,509
      24,828            23,401              26,678               25,198
      24,116            22,729              26,628               25,515
      24,055            22,672              26,367               24,288
      25,638            24,164              27,733               24,648
      26,628            25,097              28,509               22,760
      30,175            28,440              30,813               22,978
      29,924            28,204              29,044               25,425
      30,894            29,117              29,119               23,996
      32,231            30,378              31,129               24,836
      29,405            27,714              29,809               26,781
      28,702            27,052              29,052               28,115
      29,925            28,204              30,025               26,504
      28,904            27,242              29,175               28,245
      30,228            28,490              30,120               32,171
      28,671            27,023              28,515               35,102
      27,665            26,074              28,033               33,817
      24,279            22,883              26,329               33,408
      26,245            24,736              26,750               36,692
      26,865            25,320              27,266               33,100
      24,853            23,424              24,960               34,324
      23,210            21,875              23,315               34,094
      24,758            23,334              25,033               36,079
      24,023            22,641              24,708               34,928
      23,191            21,858              23,929               32,144
      22,591            21,292              23,609               30,665
      21,662            20,417              22,473               29,834
      20,016            18,865              20,491               26,388
      20,047            18,894              20,885               26,290

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from October 31, 1991.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/01 (%)

Share class                         A                                 B                                 C
--------------------------------------------------------------------------------------------------------------------------
Inception                        10/15/91                          3/27/95                           3/27/95
--------------------------------------------------------------------------------------------------------------------------
                        without             with          without             with          without             with
                         sales             sales           sales             sales           sales             sales
                         charge            charge          charge            charge          charge            charge
--------------------------------------------------------------------------------------------------------------------------
1-year                   -27.50            -31.67          -28.08            -31.19          -28.06            -28.68
--------------------------------------------------------------------------------------------------------------------------
5-year                     5.11              3.87            4.27              3.99            4.31              4.31
--------------------------------------------------------------------------------------------------------------------------
10-year                    7.20              6.57            6.66              6.66            6.67              6.67
--------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/01 (%)

Share class                         A                                 B                                 C
--------------------------------------------------------------------------------------------------------------------------
                        without             with          without             with          without             with
                         sales             sales           sales             sales           sales             sales
                         charge            charge          charge            charge          charge            charge
--------------------------------------------------------------------------------------------------------------------------
1-year                   -30.18            -34.19          -30.73            -33.72          -30.77            -31.37
--------------------------------------------------------------------------------------------------------------------------
5-year                     5.62              4.38            4.80              4.52            4.80              4.80
--------------------------------------------------------------------------------------------------------------------------
Life                       7.20              6.56            6.66              6.66            6.66              6.66
--------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

Class B and C share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

    TOP 10 EQUITY HOLDINGS
    AS OF 10/31/01 (%)

    KINDER MORGAN ENERGY PARTNERS                                      4.6
    DUKE ENERGY                                                        2.9
    EL PASO                                                            2.7
    PFIZER                                                             2.5
    TOKYO GAS                                                          2.4
    MEDTRONIC                                                          2.4
    TOKYO ELECTRIC POWER                                               2.3
    OSAKA GAS                                                          2.3
    TYCO INTERNATIONAL                                                 2.2
    KINDER MORGAN                                                      2.2

    PORTFOLIO HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS IN THE FUTURE.


    TOP 5 COUNTRIES
    AS OF 10/31/01 (%)

    UNITED STATES                                                     53.2
    JAPAN                                                             11.6
    UNITED KINGDOM                                                     7.3
    FRANCE                                                             6.4
    GERMANY                                                            5.8

    COUNTRY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL
    INVESTMENTS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO INVEST IN THESE COUNTRIES IN THE FUTURE.

    BOUGHT
    ----------------------------------------------------------------------

    TOKYO GAS (2.4% of net assets) is the fund's largest international holding. This firm produces and supplies liquified natural gas to Tokyo and the surrounding area. We were attracted to it because of its relatively stable and dependable earnings stream. This visibility of earnings can be of special importance during difficult economic times.

    HELD
    ----------------------------------------------------------------------

    TYCO INTERNATIONAL (2.2% of net assets), a large manufacturing and services conglomerate, holds a diverse set of well-managed businesses including home security, capital services, underwater cable and electronics manufacturing. Tyco has been a long-term holding and continues to exhibit solid long-term performance. Not only have Tyco's businesses performed extremely well in the face of a slowing global economy, we believe they are using share price weakness of competititors to selectively add to their portfolio of operations. The recent CIT and Bard acquisitions are good examples of this. Tyco enjoys a set of future business opportunities we feel should lead to continued share price gains.

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

DIFFICULT TIMES, WEAK PERFORMANCE OVERALL
The fund's class A shares (unadjusted for sales charge) declined by 27.50% during the year ended October 31, 2001. This compares with a decline of 25.51% in the MSCI World Index during the same period. The international segment of the fund actually helped relative performance with positive returns made by utility companies in Japan.

Per the mandate of this fund, the domestic portion of the fund has focused on US utilities companies. Unfortunately, as springtime fears of an economic slowdown became a late-summer reality, waning demand for electricity and energy pressured most US utility equities. Deregulation concerns and fears of oversupply in the energy sector negatively impacted investor perceptions of several domestic utilities.

US: DRIVER OF GLOBAL ECONOMIES
As the American economy slowed down from the excesses of the late 1990s, economies around the world have been impacted. Company after company has announced disappointing earnings as well as layoffs.

In the international portion of the fund we have placed an emphasis on those sectors and stocks that historically have been less sensitive to the downward cyclical forces currently affecting the economies of Europe.

The global utility sector is a good example of such an area. This capital-intensive sector has benefited from the reduction in interest rates worldwide and has the attraction of having reliable earnings predictions, particularly in the gas and water segments of the industry. The recent deregulation in the industry means that now more than ever, careful selection and monitoring of stocks is necessary.

Health care is another sector that we feel is better equipped to deal with the current economic slowdown. In our opinion, this sector has attractive financials, good balance sheets and, most important during uncertain times, good earnings visibility. There are risks, however, including patent expiration and problems involved in developing new products, such as getting the necessary regulatory approval. It is for this reason that we have spread the fund's international exposure in health care to over 11 different companies spanning eight countries.

Over the year, we reduced exposure to the information technology (IT) and telecommunications sectors. These sectors, which were once the most rapidly growing segments of the economy, have been hurt by massive over-investment and a downturn in demand, which has resulted in a significant decline in reliable earnings projections. We have been worried for some time now over the high prices that were paid for 3-G (third generation) licenses in the mobile phone markets, and this has come back to haunt companies in the form of overstretched balance sheets and as yet unproven technology.

DOMESTIC UTILITIES HURT PERFORMANCE
The domestic portion of Liberty Newport Global Equity Fund underperformed domestic markets in the 2001 fiscal year. Because of its mandate, the fund's concentration has been and continues to focus on the utilities sector. Early in the year regulatory concerns in California plagued many of the energy companies such as Duke Energy (2.9% of net assets) and El Paso (2.7% of net assets),(1) and temperate weather in late spring further pressured profits at many utilities. Unfortunately, as the economy softened, demand for energy fell. Kinder Morgan Energy Partners (4.6% of net assets) was a strong performer despite the sector's weakness.

Other fund holdings performed in-line with domestic markets. For much of the year the fund was positioned to benefit from resilient consumer confidence. Freddie Mac, a government investor in home mortgages, performed very well, as did discount retail chain Target. As signs of economic weakness became clearer, the fund looked to companies with stable incomes. Names like business services consultant SunGard Data Systems (1.2% of net assets) and medical device maker Medtronic (2.4% of net assets) helped support the fund's performance. By the end of the reporting period future economic growth appeared increasingly likely and we eliminated our positions in Freddie Mac, Target and Safeway. Still, technology exposure hurt performance. Business confidence plunged in 2001, diminishing the needs for products from industry leaders EMC (1.1% of net assets) and Cisco Systems (1.5% of net assets). Other portfolio names that have some software and content businesses like Microsoft (1.7% of net assets) and AOL Time Warner (1.3% of net assets) performed more in line with domestic markets.

We feel that the aggressive monetary and fiscal moves taken by the government will spark a rebound in the economy in 2002. The fund's goal -- of investing in companies with the best management and in businesses that are growing and expect to gain market share -- remains unchanged.

[Graphics Omitted]
/s/ Charles R. Roberts                 /s/ Erik P. Gustafson
------------------------               --------------------------------
Charles R. Roberts                     Erik P. Gustafson



----------
(1) Holdings are disclosed as of October 31, 2001, and are subject to change.

Charles R. Roberts is a managing director of Newport Pacific Management, Inc. (Newport), the immediate parent of the investment advisor of the fund. He joined the firm in 1998. Prior to that, Mr. Roberts managed the European component of institutional international equity accounts first at Sit/Kim International and then at Progress Investment Management. He has 29 years of international equity management experience. Erik P. Gustafson is a senior vice president at Stein Roe & Farnham Incorporated, an affiliate of Newport. Prior to joining Stein Roe & Farnham in 1992, Mr. Gustafson was an attorney with the firm of Fowler, White et al. (Miami, Florida), where he was responsible for commercial and securities-related litigation.

Since the fund may invest a significant percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

October 31, 2001

COMMON STOCKS - 99.4%                                 SHARES             VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 4.6%
DEPOSITORY INSTITUTIONS - 0.5%
Bank Hapoalim Ltd., GDR                               29,000        $    285,650
HSBC Holdings PLC                                     59,400             651,317
                                                                    ------------
                                                                         936,967
                                                                    ------------
FINANCIAL SERVICES - 0.1%
HDFC Bank Ltd., ADR                                    5,800              88,276
                                                                    ------------
INSURANCE CARRIERS - 3.8%
American International Group, Inc.                    30,562           2,402,173
AXA SA                                                33,600             735,526
Citigroup, Inc.                                       61,200           2,785,824
ING Groep N.V.                                        21,120             527,019
                                                                    ------------
                                                                       6,450,542
                                                                    ------------
REAL ESTATE - 0.2%
Cheung Kong (Holdings) Ltd.                           37,000             313,083
                                                                    ------------
--------------------------------------------------------------------------------
MANUFACTURING - 28.7%
CHEMICALS & ALLIED PRODUCTS - 14.5%
Altana AG                                             60,000           2,810,652
Aventis SA                                            27,500           2,001,689
Dr. Reddy's Laboratories Ltd., ADR                     9,200             229,080
GlaxoSmithKline PLC                                   60,000           1,620,188
Novartis                                              42,840           1,603,910
Novo Nordisk A/S, Class B                             30,000           1,218,088
Pfizer, Inc.                                         100,000           4,190,000
Pharmacia Corp.                                       75,000           3,039,000
Sanofi-Synthelabo SA                                  32,900           2,170,981
Schering AG                                           35,606           1,828,313
Serono SA, Bearer Shares                                 700             553,297
Takeda Chemical Industries Ltd.                       40,000           1,937,276
Teva Pharmaceuticals Industries Ltd., ADR              4,300             265,740
UCB SA                                                20,000             762,480
                                                                    ------------
                                                                      24,230,694
                                                                    ------------
CLEANING PRODUCTS & COSMETICS - 1.8%
Kao Corp.                                             63,000           1,492,160
L'Oreal SA                                            22,054           1,523,826
                                                                    ------------
                                                                       3,015,986
                                                                    ------------
FOOD & KINDRED PRODUCTS - 2.9%
Compass Group PLC (a)                                125,000             903,924
Foster's Group, Ltd.                                 500,000           1,219,569
Grupo Modelo SA de CV                                153,000             351,819
Heineken N.V.                                         20,000             735,994
Nestle SA                                              8,000           1,660,442
                                                                    ------------
                                                                       4,871,748
                                                                    ------------
MACHINERY & COMPUTER EQUIPMENT - 3.5%
Canon, Inc.                                           48,000        $  1,395,623
Cisco Systems, Inc. (a)                              150,000           2,538,000
EMC Corp. (a)                                        150,000           1,848,000
                                                                    ------------
                                                                       5,781,623
                                                                    ------------
MEASURING & ANALYZING INSTRUMENTS - 3.8%
Baxter International, Inc.                            50,000           2,418,500
Medtronic, Inc.                                      100,000           4,030,000
                                                                    ------------
                                                                       6,448,500
                                                                    ------------
MISCELLANEOUS MANUFACTURING - 2.2%
Tyco International Ltd.                               75,000           3,685,500
                                                                    ------------
--------------------------------------------------------------------------------
SERVICES - 5.3%
BUSINESS SERVICES - 1.0%
Capita Group PLC                                     250,000           1,619,721
                                                                    ------------
COMPUTER SOFTWARE - 3.4%
Check Point Software Technologies Ltd. (a)            19,855             586,120
Dimension Data Holdings PLC                          122,927             134,163
Microsoft Corp. (a)                                   50,000           2,907,500
SunGard Data Systems, Inc. (a)                        82,200           2,071,440
                                                                    ------------
                                                                       5,699,223
                                                                    ------------
HEALTH SERVICES - 0.9%
Beiersdorf AG                                         14,000           1,566,398
                                                                    ------------
--------------------------------------------------------------------------------
UTILITIES - 60.8%
BROADCASTING - 1.4%
Liberty Media Corp., Class A                         200,000           2,338,000
                                                                    ------------
CABLE & OTHER SERVICES - 2.1%
Cox Communications, Inc., Class A                     93,800           3,592,540
                                                                    ------------
COMMUNICATION SERVICES - 2.0%
China Telecom Ltd. (a)                               341,000           1,035,958
Sprint Corp. (PCS Group) (a)                         100,000           2,230,000
Tele Norte Leste Participacoes SA, ADR                14,269             144,973
Telecom Italia Mobile S.p.A.                               1                   5
                                                                    ------------
                                                                       3,410,936
                                                                    ------------
COMMUNICATIONS - 1.7%
Viacom, Inc., Class B (a)                             75,000           2,738,250
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 0.4%
Sony Corp.                                            13,900             525,621
Telefonakteibolaget LM Ericsson, ADR                  45,791             195,528
                                                                    ------------
                                                                         721,149
                                                                    ------------
COMPUTER RELATED SERVICES - 1.3%
AOL Time Warner, Inc. (a)                             70,000           2,184,700
                                                                    ------------
ELECTRIC, GAS & SANITARY SERVICES - 2.2%
Dynegy, Inc.                                         100,000           3,590,000
                                                                    ------------
ELECTRIC SERVICES - 10.9%
Beijing Datang Power Generation Co., Ltd., Class H   900,000             328,853
Chubu Electric Power Co., Inc.                        70,000           1,506,453
CIA Paranaense de Energia-Copel, ADR                  79,000             379,200
Duke Energy Corp.                                    125,600           4,824,296
E.ON AG                                               30,000           1,553,966
Huaneng Power International, Inc.                    682,000             419,700
RWE AG                                                48,800           1,912,324
Scottish Power PLC                                   190,020           1,082,911
Southern Co.                                         100,800           2,409,120
Tokyo Electric Power Co., Inc.                       155,000           3,848,418
                                                                    ------------
                                                                      18,265,241
                                                                    ------------
ELECTRICAL INDUSTRIAL EQUIPMENT - 1.0%
General Electric Co                                   47,300           1,722,193
                                                                    ------------
ELECTRONIC COMPONENTS - 1.0%
Alcatel SA (a)                                         6,750             101,974
Murata Manufacturing Co., Ltd.                        14,200             890,690
Samsung Electronics                                    9,100             668,850
                                                                    ------------
                                                                       1,661,514
                                                                    ------------
GAS SERVICES - 15.7%
Centrica PLC                                         300,000             949,933
El Paso Corp.                                         92,100           4,518,426
Enron Corp. (b)                                      100,000           1,390,000
Hong Kong & China Gas Co., Ltd.                    2,000,000           2,500,048
Italgas S.p.A.                                       300,000           2,548,505
Kinder Morgan Energy Partners, LP                    200,000           7,650,000
Kinder Morgan, Inc.                                   73,100           3,627,953
Williams Cos., Inc.                                  108,300           3,126,621
                                                                    ------------
                                                                      26,311,486
                                                                    ------------
MISCELLANEOUS MANUFACTURING - 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR     39,200             506,072
                                                                    ------------
OIL & GAS EXTRACTION - 0.9%
Transocean Sedco Forex, Inc.                          50,000           1,507,500
                                                                    ------------
OIL & GAS FIELD SERVICES - 6.1%
Gas Natural SDG SA                                    70,000           1,258,037
Osaka Gas Co., Ltd.                                1,250,000           3,777,362
Scottish & Southern Energy PLC                       125,000           1,200,540
Tokyo Gas Co., Ltd.                                1,300,000           4,045,249
                                                                    ------------
                                                                      10,281,188
                                                                    ------------
RADIOTELEPHONE COMMUNICATIONS - 0.4%
SK Telecom Co., Ltd., ADR                             30,120             634,930
                                                                    ------------
SANITARY SERVICES - 4.2%
Severn Trent Water PLC                                75,000             786,532
Sociedad General de Aguas de Barcel                   80,000           1,016,159
Suez Lyonnaise de Eaux SA                             80,000           2,517,335
United Utilities PLC                                 115,000           1,040,905
Vivendi Environnement                                 45,000           1,731,389
                                                                    ------------
                                                                       7,092,320
                                                                    ------------
TELECOMMUNICATIONS - 4.4%
Nokia Oyj                                             38,390             787,469
Qwest Communications International, Inc.             125,000           1,618,750
Verizon Communications                                70,000           3,486,700
Vodafone Group PLC                                   609,154           1,422,738
                                                                    ------------
                                                                       7,315,657
                                                                    ------------
TELEPHONE COMMUNICATIONS - 3.1%
America Movil SA, ADR                                 27,500             412,500
SBC Communications, Inc., Class A                     92,900           3,540,419
Telefonica SA, ADR                                    23,560             835,673
Telefonos de Mexico SA de CV                          13,800             470,028
                                                                    ------------
                                                                       5,258,620
                                                                    ------------
TOLL ROAD UTILITIES - 1.2%
Autostrade S.p.A.                                    275,000           1,729,182
Zhejiang Expressway Co., Ltd., Class H             1,282,000             299,139
                                                                    ------------
                                                                       2,028,321
                                                                    ------------
WATER UTILITIES - 0.5%
AWG PLC                                              100,000             818,869
                                                                    ------------
TOTAL COMMON STOCKS
  (cost of $177,130,781)                                             166,687,747
                                                                    ------------

SHORT-TERM OBLIGATION - 0.7%                                           PAR             VALUE
------------------------------------------------------------------------------------------------

Repurchase agreement with SBC Warburg Ltd., dated
  10/31/01, due 11/01/01 at 2.570%, collateralized by U.S.
  Treasury bonds with various maturities to 2027, market value
  $1,307,155 (repurchase proceeds $1,262,090)                     $  1,262,000      $  1,262,000
                                                                                    ------------
TOTAL INVESTMENTS - 100.1%
  (cost of $178,392,781) (c)                                                         167,949,747
                                                                                    ------------
OTHER ASSETS & LIABILITIES, NET - (0.1%)                                                (217,752)
------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $167,731,995
                                                                                    ============
NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) As of October 31, 2001, the Fund held shares of Enron Corp., representing 0.8% of net assets.
    Enron Corp.filed for bankruptcy protection under Chapter 11 on December 2, 2001.
(c) Cost for federal income tax purposes is the same.

SUMMARY OF
SECURITIES                                                  % OF
BY COUNTRY                                VALUE            TOTAL
----------------------------------------------------------------
United States                      $ 89,273,405            53.2%
Japan                                19,418,852            11.6
United Kingdom                       12,231,741             7.3
France                               10,782,719             6.4
Germany                               9,671,653             5.8
Hong Kong                             4,896,780             2.9
Italy                                 4,277,692             2.5
Switzerland                           3,817,651             2.3
Spain                                 3,109,870             1.9
Korea                                 1,303,780             0.8
Netherlands                           1,263,013             0.7
Mexico                                1,234,347             0.7
Australia                             1,219,569             0.7
Denmark                               1,218,088             0.7
Israel                                1,137,510             0.7
Finland                                 787,469             0.5
Belgium                                 762,479             0.4
Brazil                                  524,173             0.3
Taiwan                                  506,072             0.3
India                                   317,356             0.2
Sweden                                  195,528             0.1
                                   ------------           ------
                                   $167,949,747           100.0%
                                   ------------           ------
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

         ACRONYM                            NAME
         -------                       ---------------
           ADR                   American Depositary Receipt
           GDR                    Global Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

October 31, 2001

ASSETS:
Investments, at value (cost of $178,392,781)                    $167,949,747
Foreign currency, at value (cost of $1,803)                            1,796
Receivable for:
  Investments sold                                                   624,704
  Fund shares sold                                                    18,290
  Dividends                                                          313,064
  Interest                                                                90
Deferred Trustees' compensation plan                                   2,389
                                                                ------------
    Total Assets                                                 168,910,080
                                                                ------------
LIABILITIES:
Payable to custodian bank                                            343,658
Payable for:
  Fund shares repurchased                                            614,211
  Management fee                                                      58,692
  Administration fee                                                  36,683
  Bookkeeping fee                                                      6,108
  Transfer agent fee                                                  63,094
  Trustees' fee                                                          101
Deferred Trustees' fee                                                 2,389
Other liabilities                                                     53,149
                                                                ------------
    Total Liabilities                                              1,178,085
                                                                ------------
NET ASSETS                                                      $167,731,995
                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $179,523,629
Accumulated net investment loss                                      (16,568)
Accumulated net realized loss                                     (1,329,882)
Net unrealized depreciation on:
  Investments                                                    (10,443,034)
  Foreign currency translations                                       (2,150)
                                                                ------------
Net Assets                                                      $167,731,995
                                                                ============
Class A:
Net asset value per share
  ($127,952,746/12,348,372)                                       $10.36(a)
                                                                  =========
Maximum offering price per share
  ($10.36/0.9425)                                                 $10.99(b)
                                                                  =========
Class B:
Net asset value and offering price per share
 ($38,082,881/3,736,578)                                          $10.19(a)
                                                                  =========
Class C:
Net asset value and offering price per share
 ($1,696,368/166,380)                                             $10.20(a)
                                                                  =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
------------------------------------------------------------------------------

For the Year Ended October 31, 2001

INVESTMENT INCOME:
Dividends                                                         $  2,943,034
Interest                                                               346,879
                                                                  ------------
    Total Investment Income
    (net of foreign taxes
     withheld of $187,103)                                           3,289,913

EXPENSES:
Management fee                                        $791,864
Administration fee                                     494,915
Distribution fee:
  Class B                                              300,548
  Class C                                               13,591
Service fee                                            494,931
Transfer agent fee                                     716,644
Bookkeeping fee                                         67,998
Merger costs                                            40,584
Trustees' fee                                           14,109
Other expenses                                         157,863
                                                      --------
      Total Expenses                                                 3,093,047
                                                                  ------------
      Net Investment Income                                            196,866
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on:
  Investments                                                       (1,701,380)
  Foreign currency transactions                                         67,332
                                                                  ------------
    Net realized loss                                               (1,634,048)
                                                                  ------------

Net change in unrealized appreciation/depreciation on:
  Investments                                                      (65,796,925)
  Foreign currency translations                                         (2,150)
                                                                  ------------
    Net change in unrealized appreciation/depreciation             (65,799,075)
                                                                  ------------
Net Loss                                                           (67,433,123)
                                                                  ------------

Decrease in Net Assets from Operations                            $(67,236,257)
                                                                  ============


See notes to financial statements.

--------------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                      YEAR ENDED
INCREASE (DECREASE)                                                OCTOBER 31,                     OCTOBER 31,
IN NET ASSETS:                                                         2001                            2000
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                             $    196,866                      $  388,400
Net realized gain (loss) on investments and foreign currency
  transactions                                                      (1,634,048)                     28,937,168
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations                    (65,799,075)                    (14,524,000)
                                                                  ------------                     -----------
    Net Increase (Decrease) from Operations                        (67,236,257)                     14,801,568
                                                                  ------------                     -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                   --                        (122,627)
  Class B                                                                   --                          (4,745)
  Class C                                                                   --                            (405)
From net realized gains:
  Class A                                                          (21,417,445)                    (17,467,186)
  Class B                                                           (2,048,376)                       (786,048)
  Class C                                                             (135,529)                       (119,428)
In excess of net realized gains:
  Class A                                                             (171,134)                             --
  Class B                                                              (16,367)                             --
  Class C                                                               (1,083)                             --
                                                                  ------------                     -----------
    Total Distributions Declared to Shareholders                   (23,789,934)                    (18,500,439)
                                                                  ------------                     -----------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                    117,084,165                      26,299,645
  Proceeds in connection with merger                                39,101,496                              --
  Distributions reinvested                                          20,709,614                      17,044,962
  Redemptions                                                     (145,654,429)                    (45,444,572)
                                                                  ------------                     -----------
    Net Increase (Decrease)                                         31,240,846                      (2,099,965)
                                                                  ------------                     -----------
Class B:
  Subscriptions                                                      3,282,110                      10,676,944
  Proceeds in connection with merger                                52,903,041                              --
  Distributions reinvested                                           1,931,413                         750,418
  Redemptions                                                      (18,198,059)                     (2,610,597)
                                                                  ------------                     -----------
    Net Increase                                                    39,918,505                       8,816,765
                                                                  ------------                     -----------
Class C:
  Subscriptions                                                        270,165                         386,813
  Proceeds in connection with merger                                 1,814,407                              --
  Distributions reinvested                                             117,922                         109,958
  Redemptions                                                         (739,668)                       (684,549)
                                                                  ------------                    ------------
    Net Increase (Decrease)                                          1,462,826                        (187,778)
                                                                  ------------                    ------------
Net Increase from Share Transactions                                72,622,177                       6,529,022
                                                                  ------------                    ------------
Total Increase (Decrease) in Net Assets                           $(18,404,014)                   $  2,830,151
NET ASSETS:
Beginning of period                                                186,136,009                     183,305,858
                                                                  ------------                    ------------
End of period (including accumulated net investment loss of
  $(16,568) and $(14,770), respectively)                          $167,731,995                    $186,136,009
                                                                  ------------                    ------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                      9,840,815                       1,497,322
  Issued in connection with merger                                   2,861,853                              --
  Issued for distributions reinvested                                1,502,756                       1,000,716
  Redemptions                                                      (12,135,043)                     (2,574,957)
                                                                  ------------                    ------------
    Net Increase (Decrease)                                          2,070,381                         (76,919)
                                                                  ------------                    ------------
Class B:
  Subscriptions                                                        267,092                         592,902
  Issued in connection with merger                                   3,914,684                              --
  Issued for distributions reinvested                                  142,146                          44,067
  Redemptions                                                       (1,526,967)                       (148,074)
                                                                  ------------                    ------------
    Net Increase                                                     2,796,955                         488,895
                                                                  ------------                    ------------
Class C:
  Subscriptions                                                         22,833                          21,809
  Issued in connection with merger                                     134,222                              --
  Issued for distributions reinvested                                    8,647                           6,462
  Redemptions                                                          (62,109)                       (36,183)
                                                                  ------------                    ------------
    Net Increase (Decrease)                                            103,593                          (7,912)
                                                                  ------------                    ------------


See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Liberty Newport Global Equity Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

On February 9, 2001, Liberty Newport Global Equity Fund merged into Liberty Newport Global Utilities Fund (which subsequently changed its name to Liberty Newport Global Equity Fund) as follows:
                                                       UNREALIZED
          SHARES                  NET ASSETS           APPRECIATION
          ISSUED                   RECEIVED                (1)
        ----------               ----------             ----------
         6,910,759               $93,818,944            $13,076,843

 NET ASSETS OF THE FUND IMMEDIATELY           NET ASSETS OF THE FUND
        PRIOR TO COMBINATION              IMMEDIATELY AFTER COMBINATION
  ---------------------------------------------------------------------
            $93,818,944                       $262,910,723

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available. Such investments are valued at fair value under procedures approved by the Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

      YEAR OF EXPIRATION          CAPITAL LOSS CARRYFORWARD

             2008                         $   31,532
             2009                          1,298,350
                                           ---------
                                          $1,329,882
                                          ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

The capital loss carryforward of $31,532, expiring in 2008, was acquired as a result of the merger. Its availability for use in offsetting any future realized gains may be limited in a given year.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                             INCREASE (DECREASE)
-----------------------------------------------------------------------------
                                ACCUMULATED            ACCUMULATED
                              NET INVESTMENT          NET REALIZED
     PAID-IN CAPITAL               LOSS                   LOSS
       ----------               ----------              --------
       $(403,664)               $(198,664)              $602,328

These differences are primarily due to foreign currency transactions, a net operating loss, merger expenses, REIT adjustments and different treatment of partnership distributions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.40% annually of the Fund's average net assets. Prior to February 1, 2001, Stein Roe & Farnham Incorporated, an affiliate of the Advisor, provided management services to the Fund.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended October 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $8,934 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $652, $137,393 and $463 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2001, purchases and sales of investments, other than short-term obligations, were $159,799,945 and $191,171,699, respectively.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was approximately:

  Gross unrealized appreciation                                $ 15,465,738
  Gross unrealized depreciation                                 (25,908,772)
                                                               ------------
      Net unrealized depreciation                              $(10,443,034)
                                                               ------------
OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended October 31, 2001.

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding througout each period are as follows:

                                            -------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                            -------------------------------------------------------------------------------------
CLASS A SHARES                              2001              2000              1999              1998              1997
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $  16.51          $  16.85          $  14.92          $  13.72          $  12.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                        0.03              0.04              0.20(b)           0.24(b)           0.33(b)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                     (4.04)             1.34              2.47              2.13              1.74
                                            --------          --------          --------          --------          --------
Total from Investment Operations               (4.01)             1.38              2.67              2.37              2.07
                                            --------          --------          --------          --------          --------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      --               (0.01)            (0.16)            (0.25)            (0.35)
From net realized gains                        (2.12)            (1.71)            (0.58)            (0.92)             --
In excess of net realized gains                (0.02)             --                --                --                --
                                            --------          --------          --------          --------          --------
Total Distributions Declared to
  Shareholders                                 (2.14)            (1.72)            (0.74)            (1.17)            (0.35)
                                            --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD              $  10.36          $  16.51          $  16.85          $  14.92          $  13.72
                                            ========          ========          ========          ========          ========
Total return(c)                               (27.50)%            7.89%            18.31%            18.09%            17.40%
                                            ========          ========          ========          ========          ========
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                     1.39%             1.23%(e)          1.33%(b)          1.30%(b)          1.31%(b)
Net investment income(d)                        0.26%             0.20%(e)          1.21%(b)          1.58%(b)          2.46%(b)
Portfolio turnover rate                           84%               63%               43%               48%(f)            48%(f)
Net assets, end of period (000's)           $127,953          $169,701          $174,521          $165,566          $162,267

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(f) Portfolio turnover disclosed is for LFC Utilities Trust.

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding througout each period are as follows:

                                            -------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                            -------------------------------------------------------------------------------------
CLASS B SHARES                              2001              2000              1999              1998              1997
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $  16.39          $  16.84          $  14.91          $  13.72          $  12.01
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                (0.06)            (0.09)             0.07(b)           0.12(b)           0.23(b)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                     (4.00)             1.33              2.48              2.13              1.73
                                            --------          --------          --------          --------          --------
Total from Investment Operations               (4.06)             1.24              2.55              2.25              1.96
                                            --------          --------          --------          --------          --------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                      --               (0.01)            (0.04)            (0.14)            (0.25)
From net realized gains                        (2.12)            (1.68)            (0.58)            (0.92)             --
In excess of net realized gains                (0.02)             --                --                --                --
                                            --------          --------          --------          --------          --------
Total Distributions Declared to
  Shareholders                                 (2.14)            (1.69)            (0.62)            (1.06)            (0.25)
                                            --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD              $  10.19          $  16.39          $  16.84          $  14.91          $  13.72
                                            ========          ========          ========          ========          ========
Total return(c)                               (28.08)%            6.97%            17.50%            17.12%            16.43%
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                     2.14%             1.98%(e)          2.08%(b)          2.05%(b)          2.06%(b)
Net investment income (loss)(d)                (0.49)%           (0.55)%(e)         0.46%(b)          0.83%(b)          1.71%(b)
Portfolio turnover rate                           84%               63%               43%               48%(f)            48%(f)
Net assets, end of period (000's)           $ 38,083          $ 15,405          $  7,594          $  4,957          $  3,243

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26,
    1999.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(f) Portfolio turnover disclosed is for LFC Utilities Trust.

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding througout each period are as follows:

                                            -------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                            -------------------------------------------------------------------------------------
CLASS C SHARES                              2001              2000              1999              1998              1997
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD        $  16.40          $  16.84          $  14.92          $  13.72          $  12.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)                (0.06)            (0.09)             0.07(c)           0.12(c)           0.23(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency          (4.00)             1.34              2.47              2.14              1.74
                                            --------          --------          --------          --------          --------
Total from Investment Operations               (4.06)             1.25             2.54              2.26              1.97
                                            ---------         --------          --------          --------          --------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                        --             (0.01)            (0.04)            (0.14)            (0.25)
From net realized gains                        (2.12)            (1.68)            (0.58)            (0.92)               --
In excess of net realized gains                (0.02)               --                --                --                --
                                            --------          --------          --------          --------          --------
Total Distributions Declared to
 Shareholders                                  (2.14)            (1.69)            (0.62)            (1.06)            (0.25)
                                            --------          --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD              $  10.20          $  16.40          $  16.84          $  14.92          $  13.72
                                            ========          ========          ========          ========          ========

Total return(d)                               (28.06)%            7.03%            17.42%            17.20%            16.53%
                                            ========          ========          ========          ========          ========
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                     2.14%             1.98%(f)          2.08%(c)          2.05%(c)          2.06%(c)
Net investment income (loss)(e)                (0.49)%           (0.55)%(f)         0.46%(c)          0.83%(c)          1.71%(c)
Portfolio turnover rate                           84%               63%               43%               48%(g)            48%(g)
Net assets, end of period (000's)           $  1,696          $  1,030          $  1,191          $    970          $    818

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on
    February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.
(g) Portfolio turnover disclosed is for LFC Utilities Trust.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST III AND THE SHAREHOLDERS OF LIBERTY NEWPORT GLOBAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Global Equity Fund (formerly Liberty Newport Global Utilities Fund) (the "Fund") (a series of Liberty Funds Trust III) at October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2001

-------------------------------------------------------------------------------
UNAUDITED INFORMATION
-------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 17,391,753.679. The votes cast were as follows:

                                                                                        % OF SHARES TO
                                                                                       TOTAL OUTSTANDING        % OF SHARES TO
PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:                       SHARES                 SHARES            TOTAL SHARES VOTED
----------------------------------------------------------------------------------------------------------------------------------
For                                                               8,465,110.958             48.67%                  93.52%
Against                                                             243,904.540              1.40%                   2.69%
Abstain                                                             343,416.153              1.97%                   3.79%

                     [This page intentionally left blank]

--------------------------------------------------------------------------------
 Trustees & Transfer Agent
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
President of United New Ventures and Executive Vice President of United Airlines (formerly Executive Vice President, Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Newport Global Equity Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Global Equity Fund

GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Newport Global Equity Fund  ANNUAL REPORT, OCTOBER 31, 2001

                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                       U.S. POSTAGE
                   F U N D S                                           PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                  -------------

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com


733-02/011I-1101 (12/01) 01/2331